EXHIBIT 32

CERTIFICATION

I, Harald Weisshaupt, the Principal Executive Officer and Principal Financial Officer of AuraSound, Inc. (the “Company”), hereby certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(a)   The Quarterly Report on Form 10-Q/A for the period ended December 31, 2010 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)   Information contained in this Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2011

/s/ Harald Weisshaupt
Harald Weisshaupt
Chief Executive Officer and President

Dated: May 9, 2011

/s/ Harald Weisshaupt
Harald Weisshaupt
Chief Financial Officer

This certification accompanies the Quarterly Report pursuant to Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.